SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOURCE CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SOURCE CAPITAL, INC. 235 West Galena Street Milwaukee, Wisconsin 53212

Shareholder Name
Address 1
Address 2
Address 3

IMPORTANT NOTICE

Re: Source Capital, Inc. (ticker: “SOR”)

Dear Shareholder:

We have been trying to contact you regarding an important matter pertaining to your investment in Source Capital, Inc. This matter pertains to important organizational initiatives for the Company that require your immediate response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time, and you will not be asked to provide any confidential information.

Please contact us toll-free at 1-866-751-6311 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. When you call, please reference the number listed below.

Thank you in advance.

Sincerely,

J. Richard Atwood

Managing Partner of First Pacific Advisors, LP

Director of Source Capital, Inc.

REFERENCE NUMBER: XXXXXXXXX